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                                                                  EXHIBIT 10.276

[TOSHIBA LOGO]

        FINANCIAL SERVICES

                                                      Agreement # ______________

                                                                         Individual
Equipment Model & Description  Serial Number      Accessories      Minimum Number of Copies
-----------------------------  -------------  -------------------  ------------------------
Toshiba estudio 550            _____________  Finishee/Controllor  ________________________
Toshiba estudio 35             _____________  ___________________  ________________________
_____________________________  _____________  ___________________  ________________________

- See attached schedule for additional Equipment / Accessories

Consolidated Minimum Number of Copies  21,000
                                      ------------------------------
                                      (Insert N/A if not applicable)

Equipment Location (if different from Billing Address)__________________________

CB Document Solutions
-----------------------------
Name

5030 E sunrise Dv
-----------------------------
Address

Phoenix           AZ              85044
--------------------------------------------
City            State              Zip

YOU HAVE SELECTED THE EQUIPMENT. THE SUPPLIER AND ITS REPRESENTATIVES ARE NOT OUR AGENTS AND ARE NOT AUTHORIZED TO MODIFY THE TERMS OF THIS AGREEMENT. YOU
ARE AWARE OF THE NAME OF THE MANUFACTURER OF EACH ITEM OF EQUIPMENT AND YOU WILL CONTACT EACH MANUFACTURER FOR A DESCRIPTION OF YOUR WARRANTY RIGHTS. WE MAKE NO WARRANTIES TO YOU, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SUITABILITY OR OTHERWISE. WE PROVIDE THE EQUIPMENT TO YOU AS-IS. WE SHALL NOT BE LIABLE FOR CONSEQUENTIAL OR SPECIAL DAMAGES.

YOUR PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO CANCELLATION, REDUCTION OR SETOFF FOR ANY REASON WHATSOEVER. BOTH PARTIES AGREE TO WAIVE ALL RIGHTS TO A JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF MISSOURI. YOU CONSENT TO THE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN MISSOURI.

BY SIGNING THIS AGREEMENT, YOU ACKNOWLEDGE RECEIPT OF PAGE 2 OF THIS AGREEMENT, AND AGREE TO THE TERMS ON BOTH PAGES 1 AND 2. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU AND US FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

TOSHIBA AMERICA INFORMATION SYSTEMS, INC.
1961 Hirst Drive, Moberly, MO 65270

By:_________________________________________

Name:_______________________________________

Title:______________________________________

Date:_______________________________________

Minimum
Monthly Payment 1227,00        Term 60 months
(plus applicable taxes)

Per Copy                       Excess Per
Charge________________         Copy Charge , 0125

Excess Per Copy Billing Preference (monthly if not checked)

( ) Monthly (X) Quarterly ( ) Semi-Annually ( ) Annually

The following additional payments are due on the date this Agreement is signed by you:

      SECURITY DEPOSIT $ 0

      ADVANCE PAYMENT * $ 0    * Applied to: (.) first (.) last
        (plus applicable taxes)

      DOCUMENT FEE $49.50 (included on first invoice)

Meadow Valley, INC
-------------------------------
Full Legal Name

-------------------------------
D/B/A

4411 S 40th ST STE D-11
-------------------------------
Billing Address

Phoenix        AZ         85040
-------------------------------
City          State        Zip

KEN NELSON
--------------------------------------------
Contact Name       Phone      E-mail Address

By: /s/ KENNETH D. NELSON
    ---------------------------
    Signature of Authorized Signer

Name: KENNETH D. NELSON
      -------------------------
      Please Print

Title: VICE PRESIDENT
       ------------------------

Date: 6-17-04                Fed Tax ID 88-0171959
      -----------------
      Date of Signature

                         Unconditional Personal Guaranty

In consideration of Owner entering into the Agreement in reliance on this guaranty, the undersigned unconditionally and irrevocably guarantees to Owner, its successors and assigns, the prompt payment and performance of all existing and future obligations to Owner, including the Agreement. I agree that (a) this is a guaranty of payment and not of collection, and that Owner can proceed directly against me personally without resorting to any security or seeking to collect from Customer, (b) I waive all suretyship defenses including impairment of collateral, failure to properly perfect a security interest in the collateral, and all notices, including those of protest, presentment and demand,
(c) Owner may renew, extend or otherwise change the terms of the Agreement without notice to me and I will be bound by such changes, and (d) I will pay all of Owner's costs of enforcement and collection, including attorneys' fees. This guaranty survives the bankruptcy of Customer and binds my administrators, successors and assigns. My obligations under this guaranty continue even if Customer becomes insolvent or bankrupt or is discharged from bankruptcy and I agree not to seek to be repaid by Customer in the event I must pay Owner, until you have been paid all amounts owed. This guaranty shall be governed by the laws of Missouri. I consent to the personal jurisdiction and venue of federal and state courts in Missouri.

Printed Name:__________________________ By:_______________________, Individually

PAGE 1 OF 2          VISIT US AT WWW.TOSHIBA-FINANCIAL.COM

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                  ADDITIONAL TERMS AND CONDITIONS OF AGREEMENT

1. COMMENCEMENT OF AGREEMENT. Commencement of this Agreement and acceptance of the Equipment shall occur upon delivery of the Equipment to you. You agree to inspect the Equipment upon delivery and verify by telephone or in writing such information as we may require. If you signed a purchase order or similar agreement for the purchase of the Equipment, by signing this Agreement you assign to us all of your rights, but none of your obligations under it. All attachments, accessories, replacements, replacement parts, substitutions, additions and repairs to the Equipment shall form part of the Equipment under this Agreement.

2. SECURITY DEPOSIT. The Security Deposit will be held by us, without interest, and may be commingled (unless otherwise required by law), until all obligations under this Agreement are satisfied, and may be applied at our option against amounts due under this Agreement. The Security Deposit will be returned to you upon termination of the Agreement, provided you are not in default, or applied to the Minimum Monthly Payment due at the end of the Term, or to the amount we may quote for any purchase or upgrade of the Equipment.

3. COPY CHARGES. You agree to remit to us the Minimum Monthly Payment and all other sums when due and payable each month at the address we provide to you from time to time. In return for the Minimum Monthly Payment, you are entitled to produce the Minimum Number of Copies each month. You also agree to pay us the Excess Per Copy Charge for each metered copy which exceeds the Minimum Number of Copies (plus applicable taxes). We may estimate the number of copies produced if you do not provide us with meter readings within seven (7) days of request. We will adjust the estimated charge for excess copies upon receipt of actual meter readings. Notwithstanding any adjustments, you will never pay us less than the Minimum Monthly Payment. You agree that we may increase the Minimum Monthly Payment and/or Excess Per Copy Charge each year during the Term of this Agreement by an amount not to exceed ten percent (10%) of the Minimum Monthly Payment and/or Excess Per Copy Charge in effect at the end of the prior annual period, or the maximum percentage permitted by law, whichever is lower. At our option, you will (a) provide us by telephone or facsimile the actual meter readings when requested by us, (b) provide us (or our agent) access to the Equipment to obtain meter readings, or (c) allow us (or our agent) to attach an automatic meter reading device to the Equipment. We may audit any automatic meter reading device periodically. Minimum Monthly Payments are due whether or not you are invoiced. If you have a dispute with the Supplier regarding the Equipment, you shall continue to pay us all Minimum Monthly Payments and Excess Per Copy Charges without deduction or withholding any amounts. You authorize us to adjust the Minimum Monthly Payments by not more than 15% to reflect any reconfiguration of the Equipment or adjustments to reflect applicable sales taxes or the cost of the Equipment by the manufacturer/supplier.

4. OTHER CHARGES. You agree to: (a) pay all premiums and other costs of insuring the Equipment; (b) reimburse us for all costs and expenses (including reasonable attorneys' fees and court costs) incurred in enforcing this Agreement; and (c) pay all other costs and expenses for which you are obligated under this Agreement. You agree, at our discretion, to either (1) reimburse us annually for all personal property and other similar taxes and governmental charges associated with the ownership, possession or use of the Equipment, or (2) remit to us each month our estimate of the pro-rated equivalent of such taxes and governmental charges. You agree to pay us an administrative fee for the processing of taxes, assessments or fees which may be due and payable under this Agreement. We may take on your behalf any action required under this Agreement which you fail to take, and upon receipt of our invoice you will promptly pay our costs (including insurance premiums and other payments to affiliates), plus reasonable processing fees. Restrictive endorsements on checks you send to us will not reduce your obligations to us. We may charge you a return check or non-sufficient funds charge of $25.00 for any check which is returned by the bank for any reason (not to exceed the maximum amount permitted by law).

5. LATE CHARGES. For any payment which is not received by its due date, you agree to pay a late charge equal to the higher of 10% of the amount due or $22.00 (not to exceed the maximum amount permitted by law) as reasonable collection costs.

6. MAINTENANCE AND SERVICE: OWNERSHIP AND USE. The Supplier identified on Page 1 of this Agreement has agreed to provide FULL SERVICE MAINTENANCE DURING NORMAL BUSINESS HOURS, INCLUDING ALL TONER, DEVELOPER AND PARTS NECESSARY TO PRODUCE COPIES. YOU MUST PURCHASE COPIER PAPER AND STAPLES SEPARATELY. You acknowledge that (a) we are not responsible for any service, repair or maintenance of the Equipment, and (b) we are not a party to any service maintenance agreement. You agree to pay for service maintenance outside of the Supplier's normal business hours for service required by your negligence or misuse of the Equipment at Supplier's customary rates. We reserve a security interest in the Equipment to secure all of your obligations under this Agreement. We own the Equipment and you have the right to use the Equipment under the terms of this Agreement. If this Agreement is deemed to be a secured transaction, you grant us a security interest in the Equipment to secure all of your obligations under this Agreement. You hereby assign to us all of your rights, but none of your obligations, under any purchase agreement for the Equipment. We hereby assign to you all our rights under any manufacturer or supplier warranties, so long as you are not in default hereunder. You must keep the Equipment free of liens. You may not remove the Equipment from the address indicated on the front of this Agreement without first obtaining our approval. If we grant permission to move the Equipment, the Minimum Monthly Payments and Excess per Copy Charges may be increased by us at our sole discretion to cover the additional costs of service, maintenance and supplies. You agree to: (a) keep the Equipment in your exclusive control and possession; (b) USE THE EQUIPMENT ONLY IN THE LAWFUL CONDUCT OF YOUR BUSINESS, AND NOT FOR PERSONAL, HOUSEHOLD OR FAMILY PURPOSES; (c) use the Equipment in conformity with all insurance requirements, manufacturer's instructions and manuals; (d) keep the Equipment repaired and maintained in good working order and as required by the manufacturer's warranty and specifications; and (e) give us reasonable access to inspect the Equipment and its maintenance and other records.

      If any Equipment is designated "Service Only", you acknowledge and agree that (1) we do not own such Equipment; (2) we are not providing such Equipment to you pursuant to the terms of this Agreement; (3) Supplier has agreed to provide full service maintenance of such Equipment pursuant to the terms outlined above; and (4) that portion of the Minimum Monthly Payment attributable to such Equipment includes only the full service maintenance of such Equipment and not the use or rental of the Equipment.

7. INDEMNITY. You are responsible for all losses, damage, claims, infringement claims, injuries and attorneys' fees and costs ("Claims"), incurred or asserted by any person, in any manner relating to the Equipment, including its use, condition or possession. You agree to defend and indemnify us against all Claims, although we reserve the right to control the defense and to select or approve defense counsel. This indemnity continues beyond the termination of this Agreement, for acts or omissions which occurred during the Term of this Agreement. You also agree that this Agreement has been entered into on the assumption that we will be entitled to certain tax benefits available to the owner of the Equipment. You agree to indemnify us for the loss of any income tax benefits caused by your acts or omissions inconsistent with such assumption or this Agreement. In the event of any such loss, we may increase the Minimum Monthly Payments and other amounts due to offset any such adverse effect.

8. LOSS OR DAMAGE. If any item of Equipment is lost, stolen or damaged you will, at your option and cost, either: (a) repair the item or replace the item with a comparable item reasonably acceptable to us, or (b) pay us the sum of; (i) all past due and current Minimum Monthly Payments, Excess Per Copy Charges and other charges, (ii) the present value of all remaining Minimum Monthly Payments and other charges for the item, discounted at the rate of 6% per annum (or the lowest rate permitted by law, whichever is higher), and (iii) the Fair Market Value of the Equipment. We will then transfer to you all our right, title and interest in the Equipment AS-IS AND WHERE-IS, WITHOUT ANY WARRANTY AS TO CONDITION, TITLE OR VALUE. Insurance proceeds shall be applied toward repair, replacement or payment hereunder, as applicable, in this Agreement, "Fair Market Value" of the Equipment means its fair market value at the end of the Term, assuming good order and condition (except for ordinary wear and tear from normal use), as estimated by us.

9. INSURANCE. You agree, at your cost, to: (a) keep the Equipment insured against all risks of physical loss or damage for its full replacement value, naming us as loss payee; and (b) maintain public liability insurance, covering personal injury and Equipment damage for not less than $300,000 per occurrence, naming us as additional insured. You have a choice in how you satisfy these insurance requirements. First, you may obtain coverage on your own and provide us with evidence of insurance coverage. If you elect this option, the policy must be issued by an insurance carrier rated B+ or better by A.M. Best Company, must provide us with not less than 15 days' prior written notice of cancellation, non-renewal or amendment, and must provide deductible amounts acceptable to us. Second, you may elect to have us directly obtain coverage protecting our interests. UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTEREST IN THE EQUIPMENT. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE EQUIPMENT. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF WE PURCHASE INSURANCE FOR THE EQUIPMENT, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO OUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN. The insurance coverage we obtain may be through an insurance carrier which may be affiliated with us or our assignee. There will be no deductible and the coverage will include protection for earthquakes, floods and employee theft. We will pay the premium, but you must reimburse us. Each month, you must pay us with your Minimum Monthly Payment an amount equal to the amount of the insurance premium divided by the total number of months in the Term of this Agreement. At the end of the Term you must pay us any remaining portion of the premium.

10. DEFAULT. You will be in default under this Agreement if: (a) you fail to remit to us any payment within ten (10) days of the due date or breach any other obligation under this Agreement; (b) a petition is filed by or against you or any Guarantor under any bankruptcy or insolvency law; or (c) you default under any other agreement with us.

11. REMEDIES. If you default, we may do one or more of the following: (a) recover from you, AS LIQUIDATED DAMAGES FOR LOSS OF BARGAIN AND NOT AS A PENALTY, the sum of: (i) all past due and current Minimum Monthly Payments, Excess Per Copy Charges and other charges, (ii) the present value of all remaining Minimum Monthly Payments, Excess Per Copy Charges and other charges, discounted at the rate of 6% per annum (or the lowest rate permitted by law, whichever is higher) and (iii) the Fair Market Value of the Equipment; (b) declare any other agreements between us in default; (c) require you to return all of the Equipment in the manner outlined in Section 12, or take possession of the Equipment, in which case we shall not be held responsible for any losses directly or indirectly arising out of, or by reason of the presence and/ or use of any and all proprietary information residing on or within the Equipment, and to lease or sell the Equipment or any portion thereof, and to apply the proceeds, less reasonable selling and administrative expenses, to the amounts due hereunder; (d) charge you interest on all amounts due us from the due date until paid at the rate of 1-1/2% per month, but in no event more than the lawful maximum rate; (e) charge you for expenses incurred in connection with the enforcement of our remedies including, without limitation, repossession, repair and collection costs, attorneys' fees and court costs. These remedies are cumulative, are in addition to any other remedies provided for by law, and may be exercised concurrently or separately. Any failure or delay by us to exercise any right shall not operate as a waiver of any other right or future right.

12. END OF TERM OPTIONS; RETURN OF EQUIPMENT. At the end of the Term and upon 30 days prior written notice to us, you shall return all of the Equipment. This Agreement shall continue on a month-to-month basis and you shall pay us the same Minimum Monthly Payments, Excess Per Copy Charges and other charges as applied during the Term until the Equipment is returned to us. If you are in default, you shall return all of the Equipment, freight and insurance prepaid at your cost and risk, to wherever we indicate in the continental United States, with all manuals and logs, in good order and condition (except for ordinary wear and tear from normal use), packed per the shipping company's specifications, and pay an inspection, restocking and handling fee of $100, not to exceed the maximum permitted by law, as reasonable compensation for our costs in processing returned equipment. You will pay us for any loss in value resulting from the failure to maintain the Equipment in accordance with this Agreement or for damages incurred in shipping and handling.

13. ASSIGNMENT. You may not assign or dispose of any rights or obligations under this Agreement or sublease the Equipment, without our prior written consent. We may, without notifying you, (a) assign this Agreement or our interest in the Equipment; and (b) release information we have about you and this Agreement to the manufacturer, supplier or any prospective investor, participant or purchaser of this Agreement. If we do make an assignment under subsection 13(a) above, our assignee will have all of our rights under Ms Agreement, but none of our obligations. You agree not to assert against our assignee claims, offsets or defenses you may have against us.

14. MISCELLANEOUS. Notices must be in writing and will be deemed given 5 days after mailing to your (or our) business address. You represent that: (a) you have authority to enter into this Agreement and by so doing you will not violate any law or agreement; and (b) this Agreement is signed by your authorized officer or agent. This Agreement is the entire agreement between us, and cannot be modified except by another document signed by us. This Agreement is binding on you and your successors and assigns. All financial information you have provided is true and a reasonable representation of your financial condition. You authorize us or our agent to: (a) obtain credit reports and make credit inquiries; (b) furnish payment history to credit reporting agencies; and (c) be your attorney-in-fact for the sole purpose of signing UCC financing statements. Any claim you have against us must be made within two (2) years after the event which caused it. If a court finds any provision of this Agreement to be unenforceable, all other terms shall remain in effect and enforceable. You authorize us to insert or correct missing information on this Agreement, including your proper legal name, serial numbers and any other information describing the Equipment. If you so request, and we permit the early termination of this Agreement, you agree to pay a fee for such privilege. THE PARTIES INTEND THIS TO BE A "FINANCE LEASE" UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE ("UCC"). YOU WAIVE ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UCC.

PAGE 2 of 2                                                    TFS 1802(b) 03/01